Exhibit (h)(2)

SCHEDULE A

LIST OF FUNDS AND PORTFOLIOS

Amended and Restated as of March 31, 2015

Legg Mason Batterymarch Emerging Markets Trust

Legg Mason Batterymarch International Equity Trust

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason BW Alternative Credit Fund

Legg Mason BW Global High Yield Fund

Legg Mason BW Global Opportunities Bond Fund

Legg Mason BW International Opportunities Bond Fund

Legg Mason Capital Management Global Growth Trust

Legg Mason Capital Management Special Investment Trust

Legg Mason Capital Management Value Trust

Legg Mason Opportunity Trust

Legg Mason Strategic Real Return Fund

ClearBridge Aggressive Growth Fund

ClearBridge All Cap Value Fund

ClearBridge Appreciation Fund

ClearBridge Energy MLP & Infrastructure Fund

ClearBridge Equity Income Fund

ClearBridge International Value Fund

ClearBridge International Small Cap Fund

ClearBridge Large Cap Growth Fund

ClearBridge Large Cap Value Fund

ClearBridge Mid Cap Core Fund

ClearBridge Mid Cap Growth Fund

ClearBridge Select Fund

ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

ClearBridge Sustainability Leaders Fund

ClearBridge Tactical Dividend Income Fund

ClearBridge Variable Aggressive Growth Portfolio

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Equity Income Portfolio

ClearBridge Variable Large Cap Growth Portfolio

ClearBridge Variable Large Cap Value Portfolio

ClearBridge Variable Mid Cap Core Portfolio

ClearBridge Variable Small Cap Growth Portfolio

QS Batterymarch Global Equity Fund

QS Batterymarch Global Dividend Fund

QS Batterymarch International Dividend Fund

QS Batterymarch S&P 500 Index Fund

QS Batterymarch U.S. Large Cap Equity Fund

QS Legg Mason Dynamic Multi-Strategy Fund

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

QS Legg Mason Lifestyle Allocation 30%

QS Legg Mason Lifestyle Allocation 50%

QS Legg Mason Lifestyle Allocation 70%

QS Legg Mason Lifestyle Allocation 85%

QS Legg Mason Variable Lifestyle Allocation 50%

QS Legg Mason Variable Lifestyle Allocation 70%

QS Legg Mason Variable Lifestyle Allocation 85%

Permal Alternative Core Fund

Permal Alternative Select Fund

Permal Alternative Select VIT Portfolio

Western Asset Asian Opportunities Fund

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Global Government Bond Fund

Western Asset Global Multi-Sector Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Total Return Unconstrained Fund

Western Asset Adjustable Rate Income Fund

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Global Strategic Income Fund

Western Asset Government Reserves

Western Asset Intermediate Maturity CA Municipals Fund

Western Asset Intermediate Maturity NY Municipals Fund

Western Asset Intermediate-Term Municipals Fund

WA Macro Opportunities Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Backed Securities Fund

Western Asset Municipal High Income Fund

Western Asset Municipal High Income Smash Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration High Income Fund

Western Asset Short Duration Municipal Income Fund

Western Asset Short-Term Bond Fund

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Western Asset Variable Global High Yield Bond Portfolio

Western Asset Variable High Income Portfolio

Western Asset Variable Strategic Bond Portfolio

Share Class
Western Asset California Tax Free Money Market Fund	A
Western Asset Connecticut Municipal Money Market Fund	A,I
Western Asset Liquid Reserves	A,B,C
Western Asset New York Tax Free Money Market Fund	A
Western Asset Tax Free Reserves	A,B,C
Western Asset Institutional Liquid Reserves	Investors
Western Asset Institutional U.S. Treasury Reserves	Investors
Western Asset Institutional Cash Reserves	Investors
Western Asset Institutional Government Reserves	Investors

2